UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2014

MALIBU BOATS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-36290	46-4024640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Kimberly Way Loudon, Tennessee		37774
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (865) 458-5478

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 7, 2014, Malibu Boats, Inc. (the “Company”) filed Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-197095) (“Amendment No. 1”) that contained a “Recent Developments” section that included estimates of certain financial information for the quarter ended June 30, 2014. The Company has not yet finalized its financial statements for the quarter ended June 30, 2014 and its auditors have not yet completed the audit of these financial statements. Because the Company’s financial statements for the period indicated are not yet available, the estimates included below are preliminary and subject to completion, may be revised as a result of management’s further review of the Company’s results and are subject to completion of the Company’s financial closing procedures for the period indicated. There can be no assurance that the Company’s quarter end results will not differ from these estimates. Any such changes could be material. Amendment No. 1 contained the disclosure set forth below:

“We believe that unit volume will be approximately 799 units for three months ended June 30, 2014, net sales will be between approximately $52.5 million and $53.0 million for the three months ended June 30, 2014 and gross profit will be between approximately $14.0 million and $14.5 million for the three months ended June 30, 2014.

The estimates above are preliminary and may change. We have provided a range for certain preliminary results described above primarily because our financial closing procedures for the quarter ended June 30, 2014 are not yet complete. There can be no assurance that our final results for this period will not differ from these estimates, including as a result of year-end closing and audit procedures or review adjustments and any such changes could be material. In addition, these preliminary results of operations for the quarter ended June 30, 2014, are not necessarily indicative of the results to be achieved for any future period. McGladrey LLP has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, McGladrey LLP does not express an opinion or any other form of assurance with respect thereto.

As a result of the foregoing considerations, investors are cautioned not to place undue reliance on this preliminary financial information. There are material limitations with making estimates of our results prior to the completion of our and our auditors’ normal audit procedures for such periods. See “Special Note Regarding Forward-looking Statements,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Summary Historical Consolidated Financial Data,” “Selected Consolidated Financial Data” and our consolidated financial statements and the related notes thereto included elsewhere in this prospectus.”

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The Company included compensation information for its named executive officers and directors for the fiscal year ended June 30, 2014 in Amendment No. 1. Such compensation information is attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, are based on current expectations that involve risks and uncertainties, such as the Company’s plans, objectives, expectations and intentions and include, but are not limited to, statements regarding the Company’s preliminary results for the quarter ended June 30, 2014.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: adjustments in the calculation of financial results for the quarter end, or the application of accounting principles; discovery of new information that alters expectations about fourth quarter results or impacts valuation methodologies underlying these results; accounting changes required by United States generally accepted accounting principles; and other factors affecting the Company detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside the Company’s control, and there may be other risks and uncertainties which the Company does not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that the Company’s expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation (and expressly disclaims any obligation) to update or supplement any forward-

looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise. Comparison of results for current and prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Compensation Information for Named Executive Officers for the Fiscal Year Ended June 30, 2014.

99.2	Compensation Information for Directors for the Fiscal Year Ended June 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALIBU BOATS, INC.

By:	/s/ Wayne R. Wilson
Wayne R. Wilson Chief Financial Officer

Date: July 7, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Compensation Information for Named Executive Officers for the Fiscal Year Ended June 30, 2014.

99.2	Compensation Information for Directors for the Fiscal Year Ended June 30, 2014.